UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                   -----------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

        Date of Report (Date of Earliest Event Reported): April 22, 2005

                                GERON CORPORATION
             (Exact name of registrant as specified in its charter)

           Delaware                        0-20859               75-2287752
(State or other jurisdiction      (Commission File Number)     (IRS Employer
       of incorporation)                                     Identification No.)


                             230 CONSTITUTION DRIVE
                          MENLO PARK, CALIFORNIA 94025
          (Address of principal executive offices, including zip code)

                                 (650) 473-7700
              (Registrant's telephone number, including area code)

                                       N/A
          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 8.01                  Other Events.

The Company deems the following information to be material:

         On May 5, 2004, Geron Corporation (the "Company") filed with the Securities and Exchange Commission a registration statement on Form S-3 (File No. 333-115195) (the "Registration Statement"), relating to the registration under the Securities Act of 1933, as amended, of shares of common stock of the Company, $0.001 par value ("Common Stock"), preferred stock, warrants and other securities with a maximum aggregate offering price of $150,000,000, which Registration Statement was declared effective on June 30, 2004.

         Subsequently, on April 22, 2005, the Company entered into a Common Stock Purchase Agreement with certain investors in connection with the offering of (i) an aggregate of 740,741 shares of Common Stock (the "Shares"), (ii) warrants to purchase an aggregate of 370,370 additional shares of Common Stock (the "Warrants"), and (iii) the shares of Common Stock to be issued upon exercise of the Warrants ("the Offering"), all of which are being issued pursuant to the Registration Statement. The Shares were sold at a price of $5.40 per share. The Company received proceeds from the sale of the Shares and Warrants equal to approximately $4,000,000, less the Company's expenses relating to the sale, which are estimated to be $25,000. The Company arranged the financing directly with the investors and the proceeds will be used primarily for general working capital purposes, including to fund Geron's financial commitment to TA Therapeutics, Ltd. On April 22, 2005, the Company completed the Offering.

         The Company issued Warrants to purchase up to an aggregate of 370,370 shares of Common Stock, which are exercisable from time to time at a price of $7.95 per share during the period from April 22, 2005 until April 22, 2010. The Company will receive additional proceeds of approximately $2.9 million upon the full exercise of the Warrants.

         A lock-up agreement between the Company and the investors limits the sale or other disposition of the Shares, the Warrants and the shares of Common Stock underlying the Warrants. The lock-up agreement begins on April 22, 2005 and ends April 22, 2007.

         The Company's Press Release, dated April 25, 2005, is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01.        Financial Statements and Exhibits

                  (a)      Financial Statements.

                                    None.

                  (b)      Pro Forma Financial Information

                                    None.

                  (c) Exhibits:

                    4.1 Common Stock Purchase Agreement, dated April 22, 2005, issued by the Company to certain purchasers.

                    4.2 Form of Warrant, dated April 22, 2005, issued by the Company to certain purchasers.

                    4.3 Form of Lock-Up Agreement, dated April 22, 2005, issued by the Company to certain purchasers.

                   99.1  Press Release of Geron Corporation, dated April 25,
                         2005.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                            GERON CORPORATION


Date: April 25, 2005                        By: /s/ David L. Greenwood
                                                -------------------------------
                                            David L. Greenwood
                                            Executive Vice President and Chief
                                            Financial Officer